UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2010
ENCORE ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation)

001-33676 (Commission File Number)	20-8456807 (IRS Employer Identification No.)

777 Main Street Suite 1400
Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment No. 2 to the Limited Liability Company Agreement of Encore Energy Partners GP LLC
          Effective as of December 28, 2010, Encore Partners GP Holdings, LLC, as the sole member of Encore Energy Partners GP LLC (the “Company”), amended the Limited Liability Company Agreement (the “LLC Agreement”) of the Company, which is the general partner of Encore Energy Partners LP (NYSE: ENP), by entering into Amendment No. 2 (“Amendment No. 2”) to the LLC Agreement. Amendment No. 2 provides a mechanism for the assignment and transfer of the member interests in the Company.
          The description of Amendment No. 2 in this Item 5.03 is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

3.1	Amendment No. 2 to Limited Liability Company Agreement of Encore Energy Partners GP LLC, dated effective as of December 28, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENERGY PARTNERS LP By: Encore Energy Partners GP LLC, its general partner
Date: December 29, 2010	/s/ Alan Rhoades
Alan Rhoades
Vice President - Accounting and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amendment No. 2 to Limited Liability Company Agreement of Encore Energy Partners GP LLC, dated effective as of December 28, 2010.